Index to Financial Statements:                                                                                                                               Exhibit 99.7

Audited financial statements as of December 31, 2016 and 2015, including:

1.	Report of Independent Registered Public Accounting Firm;
2.	Balance Sheets as of December, 31 2016 and December 31, 2015;
3.	Statements of Operations for the years ended December 31, 2016 and 2015;
4.	Statements of Cash Flows for the years ended December 31, 2016 and 2015;
5.	Statements of Shareholders Equity for the years ended December 31, 2016 and 2015;
6.	Notes to Financial Statements.

802 N. Washington St.

Spokane, WA  99201

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of InterLok Key Management, Inc.

(f/k/a InterLok Key Management, LLC)

We have audited the accompanying balance sheet of InterLok Key Management, Inc. as of December 31, 2016, and the related statements of operations, stockholder’s equity, and cash flows for the year end December 31, 2016. InterLok Key Management Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of InterLok Key Management, Inc. as of December 31, 2016, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 2 to the financial statements, the Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and has no financial resources, which raises substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

Fruci & Associates II, PLLC Spokane, WA

March 31, 2017

Report of Independent Registered Public Accounting Firm

Board of Directors

InterLok Key Management, LLC

We have audited the accompanying balance sheets of InterLok Key Management, LLC (“the Company”) as of December 31, 2015 and 2014 and the related statements of operations, changes in members’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of InterLok Key Management, LLC as of December 31, 2015 and 2014 and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has generated no revenues and has no cash which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

DeCoria, Maichel & Teague, PS

Spokane, Washington

October 19, 2016

INTERLOK KEY MANAGEMENT, INC (formerly Interlock Key Management, LLC) BALANCE SHEETS

	December 31	December 31
	2016	2015

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$50,682	$-
Total Current Assets	50,682	-

OTHER ASSETS
Patents	68	98

TOTAL ASSETS	$50,750	$98

LIABILITIES AND STOCKHOLDERS' /MEMBERS DEFICIT

CURRENT LIABILITIES
Advances payable to related party	$10,662	$47,150
Accrued interest	4,142	-
Accrued expense	12,538	-
Total Current Liabilities	27,342	47,150

OTHER LIABILITIES
Convertible notes payable	210,000	-
Total Other Liabilities	210,000	-

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS' / MEMBER'S DEFICIT
Member Units, $1 par value; 1,000 units authorized;
0 and 1,000 issued and outstanding, respectively	-	1,000
Common stock, $.001 par value; 100,000,000
authorized; 56,655,891 and 0 shares
issued and outstanding, respectively	56,656	-
Additional paid in capital	31,900
Subscriptions receivable	(81,481)
Accumulated deficit	(193,667)	(48,052)
Total Stockholders' Equity	(186,592)	(47,052)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$50,750	$98

The accompanying notes are an integral part of these financial statements.

INTERLOK KEY MANAGEMENT, INC (formerly Interlock Key Management, LLC) STATEMENTS OF OPERATIONS

	Year Ended
	December 31
	2016	2015

OPERATING EXPENSES
General and administrative	69,868	12,160
Consulting expense	17,000	-
Professional fees	29,558	-
Product development cost	25,000
Amortization of patents	30	30
TOTAL OPERATING EXPENSES	141,456	12,190

LOSS FROM OPERATIONS	(141,456)	(12,190)

OTHER INCOME (EXPENSES)
Interest income	1	-
Interest expense	(4,160)	-
TOTAL OTHER INCOME (EXPENSES)	(4,159)	-

LOSS BEFORE TAXES	(145,615)	(12,190)

INCOME TAXES
Income tax benefit	-	-
Tax expense	-	-
	-	-

NET LOSS	$(145,615)	$(12,190)

NET LOSS PER MEMBER UNIT,
BASIC AND DILUTED	$(0.02)	$(12.19)

WEIGHTED AVERAGE NUMBER OF
COMMON STOCK SHARES
OUTSTANDING, BASIC AND DILUTED	6,758,824	1,000

The accompanying notes are an integral part of these financial statements.

INTERLOK KEY MANAGEMENT, INC (formerly Interlock Key Management, LLC) STATEMENTS OF CASH FLOWS

	Year Ended
	December 31

	2016	2015

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(145,615)	$(12,190)
Adjustments to reconcile net income (loss) to net cash
provided (used) by operating activities:
Amortization of patents	30	30
	-	-
	-	-
Changes in assets and liabilities:
Increase (decrease) in accrued interest	4,142
Increase (decrease) in accrued expense	12,538
Net cash used by operating activities	(128,905)	(12,160)

CASH FLOWS FROM INVESTING ACTIVITIES:	-	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Advances payable to related party	(36,488)	12,160
Proceeds from note payable to related party	6,600
Repayment of note payable to related party	(6,600)
Proceeds from issuance of convertible notes payable	210,000
Proceeds from issuance of common stock	6,075	-
Net cash provided by financing activities	179,587	12,160

INCREASE(DECREASE) IN CASH AND CASH EQUIVALENTS	50,682	-

Cash, beginning of period	-	-

Cash, end of period	$50,682	$-

SUPPLEMENTAL CASH FLOW INFORMATION:
Conversion of membership unites into shares of common stock	$1,000	$-
Subscriptions receivable	81,481	-
Interest Paid	18	-
Income Taxes Paid	-	-

The accompanying notes are an integral part of these financial statements.

INTERLOK KEY MANAGEMENT, INC (formerly Interlock Key Management, LLC) STATEMENT OF STOCKHOLDERS'/MEMBERS DEFICIT

								Total
	Members' Units		Common Stock		Additional Paid	Subscription	Accumulated	Stockholders'
	Shares	Amount	Shares	Amount	in Capital	Receivable	Deficit	Equity

Balance, December 31, 2014	1,000	$1,000	-	$-	$-	$-	$(35,862)	$(34,862)

Net loss for period ending December 31, 2015	-	-	-	-	-	-	(12,190)	(12,190)

Balance, December 31, 2015	1,000	$1,000	-	$-	$-	$-	$(48,052)	$(47,052)

Conversion of member units to common stock	(1,000)	(1,000)	1,000,000	1,000				-
Sale of common stock for cash at $0.001 per share	-	-	54,555,891	54,556				54,556
Sale of common stock for cash at $0.03 per share			1,100,000	1,100	31,900			33,000
Subscriptions receivable						(81,481)		(81,481)

Net income for period ending December 31, 2016	-	-	-	-			(145,615)	(145,615)

Balance, December 31, 2016	-	$-	56,655,891	$56,656	$31,900	$(81,481)	$(193,667)	$(186,592)

The accompanying notes are an integral part of these financial statements.

INTERLOK KEY MANAGEMENT, INC.

(Formerly known as Interlock Key Management, LLC)

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2016 and 2015

NOTE 1 – ORGANIZATION AND NATURE OF OPERATIONS

InterLok Key Management, Inc.  (formerly InterLok Key Management, LLC)(“InterLok”) is a company in the business of developing and licensing the use of software technology that encrypts data communications.  Information and data is safeguarded from unauthorized access and use is securely protected by perpetual authentication with a single-key dynamic synchronization of authentications keys. InterLok was formed in Texas on June 12, 2006 and incorporated on June 16, 2016.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States and have been consistently applied in the preparation of the financial statements.

Accounting Method

The Company’s financial statements are prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Earnings (Losses) Per Share

Basic net income/loss per share was computed by dividing the net income/loss by the weighted average number of shares outstanding during the year.  The weighted average number of shares was calculated by taking the number of shares outstanding and weighting them by the amount of time they were outstanding.

Cash and Cash Equivalents

The Company considers cash, certificates of deposit, and debt instruments with a maturity of three months or less when purchased to be cash equivalents.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles in the United States of America requires The use of estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities known to exist as of the date the financial statements are published, and the reported amounts of revenues and expenses during the reporting period. Uncertainties with respect to such estimates and assumptions are inherent in the preparation of the Company’s financial statements; accordingly, it is possible that the actual results could differ from these estimates and assumptions and could have a material effect on the reported amounts of the Company’s financial position and results of operations.

Going Concern

As shown in the accompanying financial statements, the Company has incurred operating losses since inception.  As of December 31, 2016, the Company has no financial resources with which to achieve its objectives and obtain profitability and positive cash flows.  As shown in the accompanying balance sheets and statements of operations, the Company has an accumulated deficit of $193,667 and the Company's working capital is $105,821.  Achievement of the Company's objectives will be dependent upon the ability to obtain additional financing, and generate revenue from current and planned business operations, and control costs.  The Company is in the development stage and has generated no operating income.

INTERLOK KEY MANAGEMENT, INC.

(Formerly known as Interlock Key Management, LLC)

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2016 and 2015

The Company plans to fund its future operations by joint venturing or obtaining additional financing from investors and/or lenders.  However there is no assurance that the Company will be able to achieve these objectives, therefore substantial doubt about its ability to continue as a going concern exists.  The financial statements do not include adjustments relating to the recoverability of recorded assets nor the implication of associated bankruptcy costs should the Company be unable to continue as a going concern.

Intangible Assets

Intangible assets with definite lives are subject to amortization. At December 31, 2016 and 2015 such intangible assets consisted of patents purchased from a related party which are being amortized on a straight-line basis over the patents lives of 20 years.  Intangible assets with definite lives are tested for impairment whenever events or changes in circumstances indicate the carrying value may not be recoverable. These conditions may include an economic downturn, regulations, or a change in the assessment of future operations.

Fair Value Measures

The Company's financial instruments as defined by ASC 825-10-50, include cash, receivables, accounts payable and accrued expenses.  All instruments are accounted for on a historical cost basis, which, due to the short maturity of these financial instruments, approximates fair value at December 31, 2016.

The standards under ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements.  FASB ASC 820 establishes a three-tier fair value hierarchy which prioritizes the inputs used in measuring fair value as follows:

Level 1.  Observable inputs such as quoted prices in active markets;

Level 2. Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

Level 3.  Unobservable inputs in which there is little of no market data, which require the reporting entity to develop its own assumptions.

At December 31, 2016 and December 31, 2015, none of the Company’s assets or liabilities had been accounted for at fair value on a recurring basis.

Provision for Taxes

Income taxes are provided based upon the liability method of accounting pursuant to ASC 740-10-25 Income Taxes – Recognition.  Under the approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end.  A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the “more likely than not” standard imposed by ASC 740-10-25-5 to allow recognition of such an asset. See Note 7.

Recent Accounting Pronouncements

InterLok does not expect that adoption of recently issued accounting pronouncements will have a material impact on its financial position, results of operations or cash flows.

INTERLOK KEY MANAGEMENT, INC.

(Formerly known as Interlock Key Management, LLC)

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2016 and 2015

NOTE 3 – PATENTS

Patents are as follows:

	December 31, 2016	December 31, 2015

Patents	$ 398	$ 398
Less accumulated amortization	(330)	(300)
Net patents	$ 68	$ 98

Amortization expense for intangible assets during the years ended December 31, 2016, and 2015 was $30 and $30, respectively. The three patents expire in 2017, 2018 and 2021, respectively.  Amortization expense for coming years will be $28 in 2017, $12 in 2018, $10 in 2019 and 2020, and $8 in 2021.

NOTE 4 – RELATED PARTY TRANSACTION

The Company paid $17,080 for 2015 expenses and $12,000 in consulting fees to Eagle Mountain 21, LLC, an entity owned by an officer of the Company, during the year ended December 31, 2016.

NOTE 5 – NOTES PAYABLE

The Company’s President loaned the Company in a promissory note $600 in June 2016, and loaned an additional amount in a promissory note for $6,000 in July 2016, both at 4% interest. The company repaid both notes in full with interest of $18 at the end of August 2016 for a total amount of $6,618.

NOTE 6 – COMMON STOCK

Conversion from Limited Liability Company to Incorporated Company

On June 16, 2016, InterLok Key Management, LLC (“InterLok”) converted its entity status from that of a limited liability company to that of a corporation.  The name was changed to InterLok Key Management, Inc. ("IKMI") and the incorporated company remains in the State of Texas.

Conversion of Member’s Units to Common Stock

On June 16, 2016 IKMI converted 1,000 units of InterLok member’s units valued at $1.00 per unit to 1,000,000 shares of IKMI common stock at a par value price of $.001 per share.

Sale of Common Stock

During the year ended December 31, 2016, the Company sold 54,555,891 shares of common stock at par value for cash in the amount of $54,556 and 1,100,000 shares at $0.03 per share for cash in the amount of $33,000. During the quarter ended December 31, 2016, the Company signed subscription agreements with 28 investors for shares of common stock in the amount of $81,481. Subsequent to year end $36,488 of the receivable has been paid.

INTERLOK KEY MANAGEMENT, INC.

(Formerly known as Interlock Key Management, LLC)

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2016 and 2015

NOTE 7 – INCOME TAXES

Income taxes are provided based upon the liability method of accounting pursuant to ASC 740-10-25 Income Taxes – Recognition.  Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end.  A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the “more likely than not” standard imposed by ASC 740-10-25-5.

Topic 740 in the Accounting Standards Codification (ASC 740) prescribes recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  ASC 740 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  At December 31, 2016, the Company had taken no tax positions that would require disclosure under ASC 740.

The Company files income tax returns in the U.S. federal jurisdiction.  The federal jurisdiction has a statute of limitations of three years.   The tax year ending December 31, 2016 will be the Companies initial year return.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for income tax purposes.

Significant components of the deferred tax assets at an anticipated tax rate of 35% for the periods ended December 31, 2016 are as follows:

December 31, 2016
Net operating loss carryforwards	$ 105,900
Deferred tax asset	37,050
Valuation allowance for deferred asset	(37,050)
Net deferred tax asset	$ -

At December 31, 2016, the Company has net operating loss carryforwards of approximately $105,900 which will begin to expire in the year 2032.

The Company has not identified any aggressive tax positions.

NOTE 8 – CONVERTIBLE NOTES PAYABLE

On August 8, 2016, IKMI sold two 5% convertible senior promissory notes for a principal amount of $30,000 each and, on August 16, 2016 sold one 5% convertible senior promissory note for $150,000 for an aggregate principal amount of $210,000.  Interest on the unpaid principal balance is five percent (5%) until the principal amount and all interest accrued thereon are paid at the earlier of the maturity date two years later on August 8, 2018 or August 16, 2018, or on conversion of the notes into shares of common stock at a price equal to a conversion price of $0.15 per share.

INTERLOK KEY MANAGEMENT, INC.

(Formerly known as Interlock Key Management, LLC)

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2016 and 2015

The notes automatically convert into shares of common stock at a conversion price of $0.15 per share, subject to adjustment under certain circumstances in the event of an acquisition or a public offering event.  The Company cannot enter into an acquisition or public offering event without the prior written approval of any of the note holders.  If approval of any holder declines to provide approval for an acquisition or public offering, the Company may immediately prepay the entire outstanding principal amount and accrued interest on the notes.  Two of the notes contained the option to purchase additional shares of common stock (Note 9).

NOTE 9 – STOCK OPTIONS

In connection with the issuance of convertible notes payable during the nine months ended September 30, 2016 (Note 6), we issued a total of 500,000 options to purchase our common stock.  The options have an exercise price of $0.15 per share and expire in 24 months from the date of issuance.  Based on recent sales of common stock (Note 5) we have determined that the options had a fair value at the date of issuance of $nil. Therefore, no portion of the note proceeds was allocated to the options.

NOTE 10 – SUBSEQUENT EVENTS

On January 6, 2017 the Company entered into a Share Exchange Agreement with Butte Highlands Mining Company, a Delaware corporation, (“Butte”) wherein the shareholders of the Company exchanged 100% of the outstanding shares for 56,655,891 restricted shares of common stock in Butte.  Upon closing of the Share Exchange Agreement the officers of Butte resigned.